SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      25-Nov-2002

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF OCTOBER 1 , 2002, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2002-CB5

C-Bass Mortgage Loan Asset-Backed Certificates Series 2002-CB5
(Exact name of registrant as specified in its charter)

North Carolina    333-90830-01             75-2533468
(State or Other   (Commission              (I.R.S. Employer
Jurisdiction of   File Number)             Identification
Incorporation)                             Number)

100 North Tryon St.
Charlotte, NC                  28255
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On 25-Nov-200a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
        25-Nov-200The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated        25-Nov-2002

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2002-CB5

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:               11/25/2002

                    Beginning                                         Ending
                   Certificate                                     Certificate
 Class    Cusip    Balance(1)   Principal    Interest    Losses      Balance
AV-1    12489WFQ2   67565000.00   919305.81    66772.05   0.00       66645694.19
AV-2    12489WFW9   16500000.00        0.00    19615.52   0.00       16500000.00
AF-1    12489WFM1   45000000.00  1243299.26    43996.88   0.00       43756700.74
AF-2    12489WFN9   24200000.00        0.00    73810.00   0.00       24200000.00
AF-3    12489WFP4   18922000.00        0.00    85149.00   0.00       18922000.00
M-1     12489WFS8   11410000.00        0.00    15792.55   0.00       11410000.00
M-2     12489WFT6    9854000.00        0.00    18995.64   0.00        9854000.00
B-1     12489WFU3    9335000.00        0.00    22921.96   0.00        9335000.00
B-2     12489WFV1    2074000.00        0.00     6187.29   0.00        2074000.00
B-3     12489WFX7    2593000.00        0.00     7735.60   0.00        2593000.00
A-IO*   12489WFR0  162000000.00        0.00   371250.00    N/A      151000000.00
N*          NA       6700000.00   369115.31    47458.33    N/A        6330884.69
X           NA         N/A             0.00        0.00    N/A         N/A
Total              207453000.00  2531720.38   779684.82       0.00  205290394.93

* Notional

              AMOUNTS PER $1,000 UNIT
                                              Ending                 Current
                                           Certificate             Pass-Through
 Class  Principal   Interest      Total      Balance     Losses   Interest Rate
AV-1    13.6062430 0.98826389  14.59450692 986.39375697 0.00000000      1.87250%
AV-2    0.00000000 1.18881939   1.18881939 1000.0000000 0.00000000      2.25250%
AF-1    27.6288724 0.97770844  28.60658089 972.37112756 0.00000000      1.85250%
AF-2    0.00000000 3.05000000   3.05000000 1000.0000000 0.00000000      3.66000%
AF-3    0.00000000 4.50000000   4.50000000 1000.0000000 0.00000000      5.40000%
M-1     0.00000000 1.38409728   1.38409728 1000.0000000 0.00000000      2.62250%
M-2     0.00000000 1.92770854   1.92770854 1000.0000000 0.00000000      3.65250%
B-1     0.00000000 2.45548581   2.45548581 1000.0000000 0.00000000      4.65250%
B-2     0.00000000 2.98326422   2.98326422 1000.0000000 0.00000000      5.65250%
B-3     0.00000000 2.98326263   2.98326263 1000.0000000 0.00000000      5.65250%
A-IO    0.00000000 2.29166667   2.29166667 932.09876543 0.00000000      2.75000%
N       55.0918373 7.08333284  62.17517015 944.90816269 0.00000000      8.50000%
X       0.00000000 0.00000000   0.00000000   0.00000000 0.00000000            NA


Distribution Date:  25-Nov-2002

        Distribution Statement
        Pooling and Servicing Agreement Dated October 1, 2002

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  Overcollateralization Amount (before distributions)                 175.96
      Overcollateralization Release Amount                                  0.00
      Overcollateralization Deficiency (after distributions)          1037265.88
      Overcollateralization Target Amount                             1037265.88
      Overcollateralization Amount (after distributions)               402980.20

    Amount of Excess Interest                            805608.49
    Amount of Excess Cashflow                            805608.49



iv) Servicing Fees               Group 1     Group 2      Total
Servicing Fees                     44118.40    42155.07   86273.47
Accrued and Unpaid Special Serv        0.00        0.00       0.00
Special Servicing Fees               300.00        0.00     300.00


v) Advances                                 195777.79

vi) Ending Pool Balance        105269406.80100423968.33205693375.13

vii)    Loan Count                     1268         812       2080
Wt'd avg Rem Term                       291         339        314
Wt'd avg Mortage Rate              9.36184%    9.48500%   9.42197%

viii)  Delinquency And Foreclosure Information:

Group 1           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current               1139      95866188.21     0             0.00
30 days delinquent     91        5696871.29     7        588279.56
60 days delinquent     36        3362448.07     2        290636.37
90+ days delinquen      2         343899.23     0             0.00


                   Foreclosure
                     Number      Balance
Current                 0              0.00
30 days delinquent      0              0.00
60 days delinquent      1         336415.78
90+ days delinquen      0              0.00


Group 2           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current                707      88104035.78     0             0.00
30 days delinquent     83        9798396.21     3        186940.09
60 days delinquent     22        2521536.34     1         74174.33
90 days delinquent      0              0.00     0             0.00
120+ days delinque      0              0.00     0             0.00

                                         Foreclosure
                     Number      Balance
Current                 0              0.00
30 days delinquent      0              0.00
60 days delinquent      2         424543.00
90 days delinquent      0              0.00
120+ days delinque      0              0.00

ix)     Loans that became REO properties
x)      Total Book Value of REO Properties:

Loan Number       Unpaid Prin.   Sched Bal             Book Value
       0                      0           0                      0


                       Group 1     Group 2       Total
xi)     Prepayment    885151.97   683963.68  1569115.65

xii) Current Period Prepayment Penalties       14069.40
Aggregate Prepayment Penalties                 14069.40
Prepayment Penalties allocable to Classes N    14069.40
Prepayment Penalties allocable to Classes X        0.00
                                               Group 1    Group 2         Total
xiii)   Aggregate Realized Losses incurred         0.00       0.00          0.00
        Cumulative Realized Losses                 0.00       0.00          0.00

xiv)    Realized Loss Allocations         See Page 1
                               Class           Loss
                               AV-1                   0
                               AV-2                   0
                               AF-1                   0
                               AF-2                   0
                               AF-3                   0
                               M-1                    0
                               M-2                    0
                               B-1                    0
                               B-2                    0
                               B-3                    0
                               A-IO*                  0
                               N*                     0



xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                                   0.00       0.00          0.00

xix)    Trustee Fees                            1151.38    1096.03       2247.41

xx)     Cap Carryover Amt                  LIBOR Carryover Amt
        Current DiAmounts Remaining        Current DistAmounts Remaining
AV-1          0.00         0.00                    0.00       0.00
AF-1          0.00         0.00                    0.00       0.00
AF-2          0.00         0.00                    0.00       0.00
AF-3          0.00         0.00                    0.00       0.00
AF-4          0.00         0.00                    0.00       0.00
M-1           0.00         0.00                    0.00       0.00
M-2           0.00         0.00                    0.00       0.00
B-1           0.00         0.00                    0.00       0.00
B-2           0.00         0.00                    0.00       0.00

xix) Overcollateralization Deficiency (after distribution)             634285.68

xx) Has Trigger Event has occurred?        NO
Cummulative Realized Losses Percentage     0.00000%

xxi)    Available Funds                    Group 1     Group 2        Total
Scheduled Interest Net of Servicing Fees   782333.08    757749.31     1540082.39
Scheduled Principal                        126571.85    64113.33       190685.18
Unscheduled Principal                      885151.97    683963.68     1569115.65
Available Funds                            1794056.90  1505826.32     3299883.22

xxiv)   Class Interest Rate         See Page 1

xxv)    Liquidation Report
Loan Number       Unpd Prin Bal    Sched P    Liq Proc       Loss
       0                      0           0           0          0
       0                      0           0           0          0
       0                      0           0           0          0
       0                      0           0           0          0
       0                      0           0           0          0


xxvi)   Mortgage Loans Purchased by Servicer                  0.00

xxvii)  Mortgage Loans Re-Purchased by Servicer               0.00

















                  ASSET BACKED FUNDING CORPORATION


                               By: /s/ Sheryl Christopherson
                               Name:  Sheryl Christopherson
                               Title: Vice President US Bank


Dated:  11/25/2002